                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            May 3, 1996
                                                  ------------------------------



                             Iroquois Bancorp, Inc.
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         New York                      0-18301             16-1351101
- --------------------------------------------------------------------------------
   (STATE OR OTHER JURISDICTION      (COMMISSION        (IRS EMPLOYER
         OF INCORPORATION)           FILE NUMBER)       IDENTIFICATION NO.)


 115 Genesee Street, Auburn, New York                                   13021
- --------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code        315 252-9521
                                                   -----------------------------


                                      N.A.
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On May 3, 1996, Cayuga Savings Bank ("Cayuga"), a wholly-owned subsidiary of Iroquois Bancorp, Inc. ("Registrant") consummated the transactions contemplated by the Purchase and Assumption Agreement dated December 28, 1995 between Cayuga and OnBank & Trust Co., a New York State chartered bank and trust company ("OnBank") whereby Cayuga acquired three branches of OnBank's operations, those located in Moravia, Cayuga County, New York; Lansing, Tompkins County, New York; and Lacona, Oswego County, New York (the "Branches").

     In the transaction, Cayuga acquired certain assets and assumed certain liabilities of OnBank with respect to the Branches and will continue to operate the Branches as part of Cayuga Savings Bank. The assets included real property located at the Moravia and Lacona Branches, cash on hand in the Branches, loans, rights with respect to security instruments, loan agreements, deposit agreements, overdrafts, safe deposit box rental agreements, and other agreements or arrangements between OnBank and its customers and a leasehold interest on the premises at the Lansing Branch. The fixed assets consist of fixtures, leasehold improvements, furnishings, vaults, equipment (excluding certain computer equipment to be retained by OnBank), supplies, and personal property ordinarily maintained at the Branches owned or subject to lease by OnBank. Cayuga has also assumed liabilities for all deposit accounts, lease obligations, lines of credit, responsibilities with respect to customer safe deposit boxes and responsibilities with respect to individual retirement accounts (IRA's).

     As a result of the acquisition, Cayuga will expand its geographic market into additional regional locations in upstate New York not currently being served by Cayuga but consistent with its strategic plan of providing local community banking services to appropriate upstate New York markets.

     The description of the transaction contained herein is qualified in its entirety by reference to the Purchase and Assumption Agreement dated as of December 28, 1995 by and between Cayuga and OnBank, a copy of which was filed with the 8-K Report on May 18, 1996 as Exhibit (2).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired:

     Not Applicable


(b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet at March 31, 1996                 Page F-1
          Pro Forma Condensed Consolidated Statements of Income:
               Year Ended December 31, 1995....................................  Page F-2
               3 Months Ended March 31, 1996...................................  Page F-3
               Notes to Pro Forma Condensed Consolidated Statements of Income..  Page F-4


     The Pro Forma Condensed Consolidated Balance Sheet of Registrant at March 31, 1996 reflects the financial position of Registrant after giving effect to the acquisition of the assets and assumption of the liabilities discussed in
Item 2 and assumes the acquisition took place on March 31, 1996. The Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 1995 and the three months ended March 31, 1996 assume that the acquisition occurred on January 1, 1995, and January 1, 1996, respectively, and are based on the operations of Registrant for the year ended December 31, 1995 and the three months ended March 31, 1996.

     THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS PRESENTED HEREIN ARE SHOWN FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT NECESSARILY INDICATIVE OF THE FUTURE FINANCIAL POSITION OR FUTURE RESULTS OF OPERATIONS OF REGISTRANT, OR OF THE FINANCIAL POSITION OR RESULTS OF OPERATIONS OF REGISTRANT THAT WOULD HAVE ACTUALLY OCCURRED HAD THE TRANSACTION BEEN IN EFFECT AS OF THE DATE OR FOR THE PERIODS PRESENTED.

     THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS SHOULD BE READ IN CONJUNCTION WITH THE HISTORICAL FINANCIAL STATEMENTS AND RELATED NOTES OF REGISTRANT.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IROQUOIS BANCORP, INC.


Date:  July  30 , 1996              By:    /s/Marianne R. O'Connor
            ----                        ----------------------------------------
                                       Marianne R. O'Connor
                                       Chief Financial Officer & Treasurer

                        PRO FORMA FINANCIAL INFORMATION
                     IROQUOIS BANCORP, INC. & SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 1996
                                  (UNAUDITED)
                  (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)



                                                              HISTORICAL
                                                               IROQUOIS                                PRO FORMA          PRO
                                                               BANCORP         BRANCHES/(1)/        ADJUSTMENTS/(2)/     FORMA
                                                             -----------       -------------        ----------------    ---------
ASSETS
Cash & due from banks                                             $  9,217       $32,788               $(32,256)      $  9,749
Interest-bearing deposits and Fed Funds sold                         3,900            --                 10,000         13,900
Securities available for sale                                       39,503            --                     --         39,503
Securities held to maturity                                         50,796            --                     --         50,796
Loans receivable, net                                              329,417        10,270                     --        339,687
Other assets                                                        18,227         3,621                     --         21,848
                                                                  --------       -------               --------       --------
Total Assets                                                      $451,060       $46,679               $(22,256)      $475,483

LIABILITIES
Savings & time deposits                                           $357,856       $36,695                              $394,551
Demand deposits                                                     14,749         9,957                                24,706
Borrowings                                                          43,104            --                (22,256)        20,848
Other liabilities                                                    2,912            27                     --          2,939
                                                                  --------       -------               --------       --------
Total Liabilities                                                 $418,621       $46,679               $(22,256)      $443,044

SHAREHOLDERS' EQUITY
Preferred stock, $1.00 par value, 3,000,000
  shares authorized
 Series A--31,142 shares issued and outstanding at
  March 31, 1996, liquidation value $3,114,000.                         31            --                     --
 Series B--19,153 shares issued and outstanding at
  March 31, 1996, liquidation value $1,915,000.                         19            --                     --
Common stock, $1.00 par value, 3,000,000 shares
  authorized; 2,348,711 shares issued and
  outstanding at March 31, 1996.                                     2,349            --                     --
Additional paid-in-capital                                          13,297            --                     --
Retained earnings                                                   17,365            --                     --
Net unrealized loss on securities available for
  sale, net of taxes                                                   (16)           --                     --
Unallocated shares of Stock Ownership Plans                           (606)           --                     --
                                                                  --------       --------              --------       --------
Total Shareholders' Equity                                        $ 32,439       $    --               $     --       $ 32,439
                                                                  --------       --------              --------       --------
Total Liabilities & Shareholders' Equity                          $451,060       $46,679               $(22,256)      $475,483
                                                                  --------       --------              --------       --------


   (1) REPRESENTS THE ASSETS AND LIABILITIES ACQUIRED AS OF MAY 3, 1996 OF THREE FORMER BRANCHES OF ONBANK & TRUST CO.
   (2) THE DIFFERENCE BETWEEN ASSETS ACQUIRED OF $14 MILLION AND LIABILITIES ASSUMED OF $47 MILLION WAS RECEIVED IN CASH. THESE FUNDS WERE UTILIZED TO REDUCE BORROWINGS AT THE FEDERAL HOME LOAN BANK WITH THE REMAINDER INVESTED IN INTEREST-BEARING FUNDS. THE INTEREST-BEARING FUNDS WILL BE UTILIZED TO FUND FUTURE GROWTH IN THE COMPANY'S LOAN AND SECURITY PORTFOLIOS.

                        PRO FORMA FINANCIAL INFORMATION

                     IROQUOIS BANCORP, INC. & SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                       HISTORICAL
                                                        IROQUOIS   PRO FORMA
                                                        BANCORP    ESTIMATES   PRO FORMA

Interest & Dividend Income:
  Loans                                                   $28,127    $   997     $29,124
  Securities                                                5,418        628       6,046
  Other                                                       168         --         168
                                                          -------    -------     -------
Total Interest & Dividend Income                           33,713      1,625      35,338

Interest Expense:
  Deposits                                                 13,814      1,497      15,311
  Borrowings                                                1,938     (1,061)        877
                                                          -------    -------     -------
Total Interest Expense                                     15,752        436      16,188

Net Interest Income                                        17,961      1,189      19,150
Provision for loan losses                                     917         --         917
                                                          -------    -------     -------

Net Interest Income after provision for Loan Losses        17,044      1,189      18,233

Net gain (loss) on sales of securities and loans               --         --          --

Non-interest income                                         2,461        214       2,675
Non-interest expense                                       12,650      1,357      14,007
                                                          -------    -------     -------

Net income before income taxes                              6,855         45       6,900
Provision for income taxes                                  2,704         18       2,722
                                                          -------    -------     -------
Net Income                                                $ 4,151    $    27     $ 4,178
                                                          -------    -------     -------
Net income per common share                                 $1.60       $.01       $1.61

Weighted average shares outstanding                         2,303         --       2,303



 (SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME.)

                        PRO FORMA FINANCIAL INFORMATION

                     IROQUOIS BANCORP, INC. & SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                       HISTORICAL
                                                        IROQUOIS   PRO FORMA
                                                        BANCORP    ESTIMATES   PRO FORMA

Interest & Dividend Income:
  Loans                                                    $7,110      $ 249      $7,359
  Securities                                                1,372        157       1,529
  Other                                                        36         --          36
                                                           ------      -----      ------
Total Interest & Dividend Income                            8,518        406       8,924

Interest Expense:
  Deposits                                                  3,535        374       3,909
  Borrowings                                                  540       (265)        275
                                                           ------      -----      ------
Total Interest Expense                                      4,075        109       4,184

Net Interest Income                                         4,443        297       4,740
Provision for loan losses                                     296         --         296
                                                           ------      -----      ------
Net Interest Income after provision for Loan Losses         4,147        297       4,444
Net gain (loss) on sales of securities and loans                2         --           2
Non-interest income                                           585         53         638
Non-interest expense                                        3,102        339       3,441
                                                           ------      -----      ------

Net income before income taxes                              1,632         11       1,643
Provision for income taxes                                    640          4         644
                                                           ------      -----      ------
Net Income                                                 $  992      $   7      $  999
                                                           ------      -----      ------
Net income per common share                                $  .38      $  --      $  .38

Weighted average shares outstanding                         2,314         --       2,314



 (SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME.)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME


      The Unaudited Pro Forma Condensed Consolidated Statements of Operations of Iroquois Bancorp, Inc. and Subsidiaries (the "Company") for the year ended December 31, 1995 and for the three months ended March 31, 1996 have been prepared as if the acquisition of the three branches of OnBank had been consummated at January 1, 1995 and January 1, 1996, respectively. The branches acquired did not constitute a distinct business entity for which separate financial data had historically been prepared. Accordingly, subjective estimates have been utilized in determining the pro forma adjustments applied to the historical audited results of operation of the Company.

(1) The Pro Forma Estimates relating to the Branch Acquisition assume the following:

      (i) Interest rates on loans and deposits approximate the yields on actual loans and deposits acquired.

      (ii) Interest rates on securities reflect anticipated reinvestment rate on net proceeds available for investment.

      (iii) Reduced interest expense on borrowings reflects use of $22 million of net proceeds to reduce average outstanding borrowings at Federal Home Loan Bank of New York.

      (iv) Non-interest income is based upon historical and budgeted earnings of branches acquired.

      (v) Non-interest expenses are based upon budgeted branch operating information and include the amortization of the excess of cost over fair value of net assets acquired.

      (vi) Income taxes have been provided using the Company's effective tax rate.

(2) The excess of cost over fair value of net assets acquired is being amortized over seven years and amounts to $440,000 per year.